[CAPITAL TRUST LOGO]


Contact:   Rubenstein Associates

           Robert Solomon: (212) 843-8050


                Capital Trust Reports Second Quarter 2003 Results
                -------------------------------------------------


      NEW YORK, NY - August 15, 2003 - Capital Trust, Inc. (NYSE: CT) today reported second quarter 2003 net income of 46 cents per share (diluted), representing an increase of 28 cents per share (diluted) over the same period in the prior year. For the six months ended June 30, 2003, net income totaled 92 cents per share (diluted) compared to 42 cents (diluted) over the same period in the prior year.

      "We are pleased to report operating results in line with our expectations," said John Klopp, Capital Trust's CEO. "Our plan is to continue to grow both our balance sheet assets and our funds under management. The recent closing of CT Mezzanine Partners III, Inc. ("Fund III") represents a significant step forward in executing that plan."

      On April 2, 2003, the Company's charter was amended and restated to eliminate from the authorized stock of the Company the entire 100,000,000 shares of the Company's authorized but unissued class B common stock and to effect a one (1) for three (3) reverse stock split of the Company's class A common stock. All per share information concerning the computation of earnings per share, dividends per share, and authorized stock reported in the accompanying Consolidated Balance Sheets and Consolidated Statements of Income and herein have been adjusted as if the amendments to the Company's charter were in effect for all fiscal periods and as of all balance sheet dates presented.

      Outlined below are selected financial highlights for the quarter and year to date:


Operating Results
-----------------

      For the quarter ended June 30, 2003, the Company reported total revenues of $10.7 million and net income of 46 cents per share (based on 5.6 million weighted average diluted shares outstanding) compared to total revenues of $18.2 million and net income of 18 cents per share (based on 6.2 million weighted average diluted shares outstanding) in the same period of 2002.


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


Capital Trust
Page 2


      For the six months ended June 30, 2003, the Company reported total revenues of $21.8 million and net income of 92 cents per share (based on 5.6 million weighted average diluted shares outstanding) compared to total revenues of $32.1 million and net income of 42 cents per share (based on 6.3 million weighted average diluted shares outstanding) in the same period of 2002.

      Interest income for the quarter and six months ended June 30, 2003 declined from the same period in the prior year as a result of significantly lower levels of interest earning assets. This decrease was partially offset by a reduction of interest expense as cash received from the asset repayments and sales was utilized to reduce liabilities. The combined impact reduced net interest income from loans and other investments by $2.1 million when comparing the quarter ended June 30, 2003 to the quarter ended June 30, 2002 and $3.8 million when comparing the six months ended June 30, 2003 to the six months ended June 30, 2002.

      As a result of the redemption of $60 million of the convertible trust preferred securities on September 30, 2002, distributions and amortization on these securities were reduced by $2.0 million and $3.7 million when comparing the quarter and six months ended June 30, 2003, respectively, to the same periods in the prior year. Coupled with the reduction in taxes as a result of the Company electing REIT status, this more than offset the decreases in net interest income from loans and other investments resulting in the Company reporting net income of $2.6 million and $5.1 million for the quarter and six months ended June 30, 2003, respectively, compared to net income of $1.1 million and $2.7 million for the quarter and six months ended June 30, 2002, respectively.


Balance Sheet
-------------

      Total assets were $392.9 million at June 30, 2003, reflecting a slight increase from $385.0 million at December 31, 2002. On January 31, 2003, the Company purchased from affiliates of Citigroup their 75% interest in CT Mezzanine Partners I for a price of $38.4 million (including the assumption of liabilities), adding to assets $48.3 million of loans receivable, net, which along with new loan originations of $36.5 million in the second quarter more than offset the $61.5 million of total asset repayments during the first half of 2003. At quarter-end, total debt was $199.9 million compared to $200.1 million at December 31, 2002, and the Company's debt-to-equity ratio was 1.1-to-1 at June 30, 2003 compared to 1.2-to-1 at December 31, 2002 (treating the remaining convertible trust preferred securities as equity).


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Capital Trust
Page 3


      During the three months ended June 30, 2003, the Company completed the private placement of 1,075,000 shares of class A common stock, which generated net proceeds to the Company of $17.1 million. Offsetting this increase in equity, during the first quarter, the Company purchased from affiliates of Citigroup warrants exercisable for 2,842,822 shares of class A common stock for a total price of $2.1 million and repurchased 66,427 shares of class A common stock under the open market share repurchase program for $947,000. These equity transactions, further offset by changes in unrealized losses on available-for-sale securities and derivative financial instruments, accounted for most of the $4.9 million increase in stockholder's equity from the amount reported at December 31, 2002.


Dividends
---------

      The Company's Board of Directors declared a second quarter 2003 cash dividend of $0.45 per share of Class A Common Stock. The cash dividend was paid on July 15, 2003 to stockholders of record on June 30, 2003.


Subsequent Event
----------------

  On August 8, 2003, the Company announced that Fund III has completed its final closing with $425 million of committed equity capital. Fund III is the third in a series of private equity funds co-sponsored with affiliates of Citigroup Alternative Investments LLC and managed by Capital Trust.


Forward-Looking Statements
--------------------------

      The forward-looking statements contained in this news release are subject to certain risks and uncertainties including, but not limited to, the continued performance, new origination volume and the rate of repayment of the Company's and its Funds' loan and investment portfolio; the continued maturity and satisfaction of the Company's portfolio assets; as well as other risks indicated from time to time in the Company's filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

      Capital Trust, Inc. is an investment management and finance company focused on the commercial real estate industry and headquartered in New York. To date Capital Trust, for its own account or for funds under management, has originated $3.1 billion of commercial real estate mezzanine investments in 102 separate transactions.


Tables to follow


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



                      Capital Trust, Inc. and Subsidiaries
                           Consolidated Balance Sheets
                       June 30, 2003 and December 31, 2002
                                 (in thousands)



                                                       June 30,     December 31,
                                                     ------------   ------------
                                                         2003           2002
                                                     ------------   ------------
                                                     (Unaudited)      (Audited)
                       Assets

  Cash and cash equivalents                           $   5,583      $  10,186
  Available-for-sale securities, at fair value           32,668         65,233
  Commercial mortgage-backed securities
   available-for-sale, at fair value                    152,588        155,780
  Loans receivable, net of $6,672 and $4,982
   reserve for possible credit losses at
   June 30, 2003 and December 31, 2002,
   respectively                                         170,789        116,347
  Equity investment in CT Mezzanine Partners I
   LLC ("Fund I"), CT Mezzanine Partners II LP
   ("Fund II") and CT MP II LLC ("Fund II GP")
   (together "Funds")                                    22,683         28,974
  Deposits and other receivables                            839            431
  Accrued interest receivable                             2,687          4,422
  Deferred income taxes                                   1,920          1,585
  Prepaid and other assets                                3,129          2,018
                                                     ------------   ------------
Total assets                                          $ 392,886      $ 384,976
                                                     ============   ============


      Liabilities and Stockholders' Equity

Liabilities:
  Accounts payable and accrued expenses               $   8,280      $   9,067
  Credit facility                                        29,000         40,000
  Term redeemable securities contract                    20,000            --
  Repurchase obligations                                150,900        160,056
  Deferred origination fees and other revenue               741            987
  Interest rate hedge liabilities                         5,809          1,822
                                                     ------------   ------------
Total liabilities                                       214,730        211,932
                                                     ------------   ------------

Company-obligated, mandatory redeemable,
  convertible trust preferred securities
  of CT Convertible Trust I, holding $89,742 of
  convertible 10.0% junior subordinated
  debentures at June 30, 2003 and December
  31, 2002 ("Convertible Trust Preferred
  Securities")                                           89,227         88,988
                                                     ------------   ------------


Stockholders' equity:
  Class A common stock, $0.01 par value,
   100,000 shares authorized, 6,501 and 5,405
   shares issued and outstanding at
   June 30, 2003 and December 31, 2002,
   respectively ("Class A Common Stock")                     65             54
  Restricted Class A Common Stock, $0.01 par
   value, 17 and 100 shares issued and
   outstanding at June 30, 2003 and
   December 31, 2002, respectively  ("Restricted
   Class A Common Stock" and together with Class
   A Common Stock, "Common Stock")                         --                1
  Additional paid-in capital                            140,772        126,919
  Unearned compensation                                     (44)          (320)
  Accumulated other comprehensive loss                  (38,018)       (28,988)
  Accumulated deficit                                   (13,846)       (13,610)
                                                     ------------   ------------
Total stockholders' equity                               88,929         84,056
                                                     ------------   ------------

Total liabilities and stockholders' equity            $ 392,886      $ 384,976
                                                     ============   ============


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


                      Capital Trust, Inc. and Subsidiaries
                        Consolidated Statements of Income
                Three and Six Months Ended June 30, 2003 and 2002
                      (in thousands, except per share data)
                                   (unaudited)



                                                                     Three Months Ended                   Six Months Ended
                                                                          June 30,                            June 30,
                                                             ---------------------------------   ----------------------------------
                                                                  2003                2002            2003               2002
                                                             --------------     --------------   ---------------   ----------------
Income from loans and other investments:
   Interest and related income                                 $     8,668       $    12,969       $   17,627       $     26,955
   Less: Interest and related expenses                               2,458             4,614            4,753             10,263
                                                             --------------     --------------   ---------------   ----------------
     Income from loans and other investments, net                    6,210             8,355           12,874             16,692
                                                             --------------     --------------   ---------------   ----------------

Other revenues:
   Management and advisory fees from Funds                           1,432             2,585            2,808              5,076
   Income/(loss) from equity investments in Funds                      533               920            1,318             (1,774)
   Advisory and investment banking fees                               --                  75             --                  150
   Net gain on sales of investments and reduced maturity
     of fair value hedge                                              --               1,651             --                1,651
   Other interest income                                                19                30               38                58
                                                             --------------     --------------   ---------------   ----------------
      Total other revenues                                           1,984             5,261            4,164              5,161
                                                             --------------     --------------   ---------------   ----------------

 Other expenses:
   General and administrative                                        2,989             3,479            6,693              7,408
   Other interest expense                                             --                  11             --                   23
   Depreciation and amortization                                       256               248              488                496
   Net unrealized (gain)/loss on derivative securities and
     corresponding hedged risk on CMBS securities                     --               2,849             --                2,596
   Recapture of allowance for possible credit losses                  --                --               --               (2,963)
                                                             --------------     --------------   ---------------   ----------------
     Total other expenses                                            3,245             6,587            7,181              7,560
                                                             --------------     --------------   ---------------   ----------------

Income before income taxes and distributions and
   amortization on Convertible Trust Preferred Securities            4,949             7,029            9,857             14,293
     Provision for income taxes                                       --               3,548             --                7,086
                                                             --------------     --------------   ---------------   ----------------

Income before distributions and amortization on
   Convertible Trust Preferred Securities                            4,949             3,481            9,857              7,207
     Distributions and amortization on Convertible Trust
       Preferred Securities, net of income tax benefit of
       $2,039 and  $3,894 for the three and six months
       ended June 30, 2002, respectively                             2,363             2,364            4,726              4,517
                                                             --------------     --------------   ---------------   ----------------
Net income allocable to Common Stock                           $     2,586       $     1,117       $    5,131       $      2,690
                                                             ==============     ==============   ===============   ================

Per share information:
   Net earnings per share of Common Stock:
     Basic                                                     $      0.46       $      0.18       $     0.93       $       0.43
                                                             ==============     ==============   ===============   ================
     Diluted                                                   $      0.46       $      0.18       $     0.92       $       0.42
                                                             ==============     ==============   ===============   ================
   Weighted average shares of Common Stock
     outstanding:

     Basic                                                       5,579,341         6,164,553        5,525,307          6,216,983
                                                             ==============     ==============   ===============   ================
     Diluted                                                     5,628,502         6,185,397        5,557,277          6,344,368
                                                             ==============     ==============   ===============   ================


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